================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



      Date of Report (Date of Earliest Event Reported): September 21, 2000

                          UNITED INDUSTRIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          1-4252                                     95-2081809
 ------------------------                 ------------------------------------
 (Commission File Number)                 (I.R.S. Employer Identification No.)

570 LEXINGTON AVENUE, NEW YORK, NY                           10022
--------------------------------------------------------------------------------
(Address of Principal Executive offices)                   (Zip Code)

                                 (212) 752-8787
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)
================================================================================

78495.0025

ITEM 5.           OTHER EVENTS

                  On September 26, 2000, the Registrant issued a press release announcing that RailWorks Corporation had terminated the previously announced agreement providing for the purchase by RailWorks Corporation of the Registrant's Transportation Systems business. The press release, which is filed as Exhibit 99 to this Form 8-K and which is hereby incorporated by reference, contains a more complete description of such event.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

Exhibit No.       Exhibit
-----------       -------

99. Press Release, dated September 26, 2000, announcing the termination by RailWorks Corporation of the previously announced agreement providing for the purchase by RailWorks Corporation of the Registrant's Transportation Systems business.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   United Industrial Corporation


Date:    September 27, 2000.       By:/s/ James H. Perry
                                      -------------------------------------
                                      James H. Perry
                                      Chief Financial Officer,
                                      Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99. Press Release, dated September 26, 2000, announcing the termination by RailWorks Corporation of the previously announced agreement providing for the purchase by RailWorks Corporation of the Registrant's Transportation Systems business.